UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street,

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

Vincent P. Corti

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

The Investment Company of America® Investment portfolio September 30, 2013 unaudited

Common stocks 93.25%
		Value
Energy 9.73%	Shares	(000)

Apache Corp.	2,900,000	$ 246,906
Baker Hughes Inc.	9,950,000	488,545
BP PLC	136,457,810	956,768
BP PLC (ADR)	620,500	26,080
Canadian Natural Resources, Ltd.	4,165,000	130,888
Chevron Corp.	3,016,000	366,444
ConocoPhillips	13,425,000	933,172
Devon Energy Corp.	5,230,000	302,085
Eni SpA	6,348,000	145,565
EOG Resources, Inc.	2,872,200	486,206
Halliburton Co.	3,464,576	166,819
Kinder Morgan, Inc.	5,700,000	202,749
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	2,380,000	39,817
Royal Dutch Shell PLC, Class A (ADR)	7,478,700	491,201
Royal Dutch Shell PLC, Class B	10,000,000	345,554
Schlumberger Ltd.	10,625,999	938,913
		6,267,712

Materials 3.61%

ArcelorMittal	7,540,000	103,637
Barrick Gold Corp.	725,000	13,499
Dow Chemical Co.	34,137,000	1,310,861
International Flavors & Fragrances Inc.	3,006,500	247,435
POSCO	273,000	81,163
Praxair, Inc.	4,026,500	484,026
United States Steel Corp.	4,160,000	85,654
		2,326,275

Industrials 10.34%

CSX Corp.	35,337,748	909,594
Danaher Corp.	3,800,000	263,416
Emerson Electric Co.	2,130,000	137,811
European Aeronautic Defence and Space Co. EADS NV	2,235,000	142,397
General Dynamics Corp.	15,027,800	1,315,233
General Electric Co.	21,875,000	522,594
Illinois Tool Works Inc.	6,400,000	488,128
Lockheed Martin Corp.	1,000,000	127,550
Masco Corp.	3,000,000	63,840
PACCAR Inc	1,025,000	57,052
R.R. Donnelley & Sons Co.	617,373	9,754
Rockwell Automation	1,100,000	117,634
Schneider Electric SA	2,918,000	246,765
Textron Inc.	7,510,000	207,351
Union Pacific Corp.	3,193,900	496,140
United Continental Holdings, Inc.[1]	8,450,000	259,500
Common stocks
		Value
Industrials (continued)	Shares	(000)

United Parcel Service, Inc., Class B	5,365,000	$ 490,200
United Technologies Corp.	3,046,852	328,512
Waste Management, Inc.	11,639,500	480,013
		6,663,484

Consumer discretionary 11.13%

Amazon.com, Inc.[1]	2,425,000	758,152
Comcast Corp., Class A	7,593,400	342,842
Comcast Corp., Class A, special nonvoting shares	7,000,000	303,590
Daimler AG	960,000	74,833
DIRECTV[1]	2,500,000	149,375
Ford Motor Co.	9,500,000	160,265
General Motors Co.[1]	27,004,800	971,363
Home Depot, Inc.	11,750,000	891,238
Johnson Controls, Inc.	20,823,817	864,188
Kohl’s Corp.	2,794,000	144,589
Las Vegas Sands Corp.	3,430,000	227,821
NIKE, Inc., Class B	7,156,200	519,826
Nissan Motor Co., Ltd.	6,045,000	60,515
Nordstrom, Inc.	1,500,000	84,300
Time Warner Cable Inc.	626,232	69,887
Time Warner Inc.	8,104,000	533,324
Twenty-First Century Fox, Inc., Class A	11,690,000	391,615
Wynn Resorts, Ltd.	1,853,135	292,814
YUM! Brands, Inc.	4,610,000	329,108
		7,169,645

Consumer staples 9.92%

Altria Group, Inc.	33,945,000	1,166,011
Anheuser-Busch InBev NV	2,208,000	219,790
Coca-Cola Co.	13,606,600	515,418
ConAgra Foods, Inc.	5,521,100	167,510
CVS/Caremark Corp.	9,643,874	547,290
Danone SA	750,000	56,454
General Mills, Inc.	3,920,000	187,846
Kellogg Co.	3,903,268	229,239
Kraft Foods Group, Inc.	6,124,722	321,180
Lorillard, Inc.	3,042,600	136,248
Mondelez International, Inc.	11,825,000	371,542
PepsiCo, Inc.	5,220,000	414,990
Philip Morris International Inc.	23,009,072	1,992,356
Reynolds American Inc.	1,333,332	65,040
		6,390,914

Health care 14.68%

Abbott Laboratories	6,635,000	220,216
AbbVie Inc.	26,391,338	1,180,485
Aetna Inc.	10,513,000	673,042
Alexion Pharmaceuticals, Inc.[1]	2,350,000	272,976
Allergan, Inc.	1,690,000	152,861
Amgen Inc.	17,489,503	1,957,775
Bayer AG	1,831,500	215,960
Biogen Idec Inc.[1]	1,000,000	240,760
Common stocks
		Value
Health care (continued)	Shares	(000)

Boston Scientific Corp.[1]	11,313,608	$ 132,822
Express Scripts Holding Co.[1]	4,000,000	247,120
Gilead Sciences, Inc.[1]	34,980,000	2,198,143
GlaxoSmithKline PLC	6,000,000	151,286
Humana Inc.	3,620,000	337,855
Johnson & Johnson	600,000	52,014
Merck & Co., Inc.	2,800,000	133,308
Novartis AG	3,345,000	257,066
Novartis AG (ADR)	256,556	19,680
Novo Nordisk A/S, Class B	1,100,000	186,755
St. Jude Medical, Inc.	6,002,479	321,973
UnitedHealth Group Inc.	7,056,323	505,303
		9,457,400

Financials 3.51%

Capital One Financial Corp.	7,250,000	498,365
Citigroup Inc.	4,950,000	240,124
Credit Suisse Group AG	10,102,909	308,556
Deutsche Bank AG	390,625	17,936
HSBC Holdings PLC (United Kingdom)	4,869,240	52,768
HSBC Holdings PLC (Hong Kong)	10,000,000	108,756
HSBC Holdings PLC (ADR)	1,529,416	82,986
JPMorgan Chase & Co.	5,180,000	267,754
Prudential Financial, Inc.	4,920,000	383,662
Société Générale	3,432,877	171,045
U.S. Bancorp	3,440,000	125,835
		2,257,787

Information technology 15.80%

Accenture PLC, Class A	5,704,766	420,099
Adobe Systems Inc.[1]	3,130,000	162,572
Apple Inc.	1,608,000	766,614
Automatic Data Processing, Inc.	3,323,043	240,522
Broadcom Corp., Class A	2,200,000	57,222
Flextronics International Ltd.[1]	2,250,000	20,453
Google Inc., Class A1	1,212,500	1,062,041
Hewlett-Packard Co.	43,890,000	920,812
Intel Corp.	4,840,000	110,933
International Business Machines Corp.	1,534,741	284,203
KLA-Tencor Corp.	6,276,900	381,949
Linear Technology Corp.	4,100,000	162,606
Maxim Integrated Products, Inc.	2,757,700	82,179
Microsoft Corp.	48,515,600	1,616,055
Oracle Corp.	47,043,900	1,560,446
Samsung Electronics Co. Ltd.	485,000	616,926
Texas Instruments Inc.	25,575,000	1,029,905
Western Union Co.[2]	28,639,600	534,415
Xilinx, Inc.	3,254,500	152,506
		10,182,458

Telecommunication services 6.52%

AT&T Inc.	20,500,000	693,310
CenturyLink, Inc.	21,466,000	673,603
SoftBank Corp.	11,319,500	781,926
Common stocks
		Value
Telecommunication services (continued)	Shares	(000)

Verizon Communications Inc.	27,531,557	$ 1,284,622
Vodafone Group PLC	201,776,500	705,577
Vodafone Group PLC (ADR)	1,875,000	65,963
		4,205,001

Utilities 3.15%

Dominion Resources, Inc.	9,403,824	587,551
Exelon Corp.	25,985,000	770,195
FirstEnergy Corp.	7,368,025	268,565
GDF SUEZ	6,360,990	159,803
NextEra Energy, Inc.	300,000	24,048
PG&E Corp.	2,225,000	91,047
Public Service Enterprise Group Inc.	4,000,000	131,720
		2,032,929

Miscellaneous 4.86%

Other common stocks in initial period of acquisition		3,135,733
Total common stocks (cost: $39,661,199,000)		60,089,338
Convertible securities 0.26%
	Shares or
Materials 0.07%	principal amount

ArcelorMittal 5.00% convertible debenture 2014	$48,620,000	49,623
Consumer discretionary 0.19%

General Motors Co., Series B, 4.75% convertible preferred 2013	2,406,850	120,703
Total convertible securities (cost: $159,140,000)		170,326
Bonds, notes & other debt instruments 0.48%
	Principal amount
Financials 0.11%	(000)

JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[3]	$ 62,936	68,351
Telecommunication services 0.33%

Sprint Capital Corp. 6.90% 2019	17,200	17,759
Sprint Nextel Corp. 11.50% 2021	101,775	131,290
Sprint Nextel Corp. 8.375% 2017	7,825	8,882
Sprint Nextel Corp. 9.125% 2017	49,150	56,768
		214,699

U.S. Treasury bonds & notes 0.04%

U.S. Treasury 0.25% 2015[4]	22,000	21,998
U.S. Treasury 4.25% 2015	4,000	4,295
		26,293

Total bonds, notes & other debt instruments (cost: $263,256,000)		309,343

	Principal amount	Value
Short-term securities 5.92%	(000)	(000)

Abbott Laboratories 0.07%–0.09% due 10/1–11/1/2013[5]	$ 59,700	$ 59,699
Chariot Funding, LLC 0.25%–0.30% due 11/5/2013–2/27/2014[5]	96,400	96,348
Chevron Corp. 0.06% due 10/4/2013[5]	50,000	50,000
Coca-Cola Co. 0.12%–0.17% due 10/18–12/20/2013[5]	223,200	223,183
Emerson Electric Co. 0.05% due 10/21–10/28/2013[5]	65,000	64,998
Fannie Mae 0.09%–0.15% due 11/13/2013–8/1/2014	584,400	584,150
Federal Farm Credit Banks 0.10%–0.20% due 10/11/2013–6/25/2014	338,855	338,805
Federal Home Loan Bank 0.06%–0.16% due 10/23/2013–9/11/2014	533,397	533,234
Freddie Mac 0.05%–0.17% due 11/12/2013–8/18/2014	1,191,059	1,190,593
John Deere Capital Corp. 0.08% due 10/2/2013[5]	32,800	32,800
Johnson & Johnson 0.05% due 12/12/2013[5]	50,000	49,997
Jupiter Securitization Co., LLC 0.23%–0.30% due 10/3/2013–2/21/2014[5]	97,500	97,450
Microsoft Corp. 0.07% due 12/4/2013[5]	50,000	49,997
National Rural Utilities Cooperative Finance Corp. 0.09% due 10/4–10/16/2013	67,400	67,399
Paccar Financial Corp. 0.11% due 11/4/2013	26,300	26,295
Private Export Funding Corp. 0.13%–0.22% due 12/10/2013–1/6/2014[5]	36,300	36,286
Procter & Gamble Co. 0.07%–0.14% due 10/15–12/9/2013[5]	116,600	116,594
Regents of the University of California 0.12% due 10/24/2013	39,000	38,997
U.S. Treasury Bill 0.131% due 5/29/2014	100,000	99,974
Wal-Mart Stores, Inc. 0.06%–0.07% due 10/1–10/16/2013[5]	55,900	55,900
Total short-term securities (cost $3,811,874,000)		3,812,699
Total investment securities (cost: $43,895,469,000)		64,381,706
Other assets less liabilities		58,642
Net assets		$64,440,348

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $102,365,000 over the prior three-month period.

					Unrealized
			Contract amount		depreciation
			Receive	Deliver	at 9/30/2013
	Settlement date	Counterparty	(000)	(000)	(000)

Sales:
Euros	10/25/2013	HSBC Bank	$22,100	€16,600	$ (358)
Swiss francs	10/28/2013	Bank of America, N.A.	$82,071	CHF74,800	(661)
					$(1,019)

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. Further details on these holdings and related transactions during the nine months ended September 30, 2013, appear below.

						Value
						of affiliates
					Dividend income	at 9/30/2013
	Beginning shares	Additions	Reductions	Ending shares	(000)	(000)

Western Union Co.[6]	—	28,639,600	—	28,639,600	$ 5,603	$ 534,415
Masco Corp.[7]	22,329,069	—	19,329,069	3,000,000	2,683	—
R.R. Donnelley & Sons Co.[7]	10,135,000	—	9,517,627	617,373	5,437	—
					$13,723	$534,415

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Coupon rate may change periodically.

4A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $457,000, which represented less than .01% of the net assets of the fund.

5Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $933,252,000, which represented 1.45% of the net assets of the fund.

6This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2012; it was not publicly disclosed.

7Unaffiliated issuer at 9/30/2013.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of September 30, 2013 (dollars in thousands):

		Investment securities

		Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
	Energy	$ 6,267,712	$ -	$-	$ 6,267,712
	Materials	2,326,275	-	-	2,326,275
	Industrials	6,663,484	-	-	6,663,484
	Consumer discretionary	7,169,645	-	-	7,169,645
	Consumer staples	6,390,914	-	-	6,390,914
	Health care	9,457,400	-	-	9,457,400
	Financials	2,257,787	-	-	2,257,787
	Information technology	10,182,458	-	-	10,182,458
	Telecommunication services	4,205,001	-	-	4,205,001
	Utilities	2,032,929	-	-	2,032,929
	Miscellaneous	3,135,733	-	-	3,135,733
	Convertible securities	120,703	49,623	-	170,326
	Bonds, notes & other debt instruments	-	309,343	-	309,343
	Short-term securities	-	3,812,699	-	3,812,699
Total		$60,210,041	$4,171,665	$—	$64,381,706

		Other investments†

		Level 1	Level 2	Level 3	Total

Liabilities:
Unrealized depreciation on open forward currency contracts		$ —	$ (1,019)	$ —	$ (1,019)

*Securities with a value of $6,253,544,000, which represented 9.70% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$21,607,633
Gross unrealized depreciation on investment securities	(1,123,402)
Net unrealized appreciation on investment securities	20,484,231
Cost of investment securities for federal income tax purposes	43,897,475

Key to abbreviations and symbol

ADR = American Depositary Receipts

CHF = Swiss francs

€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-004-1113O-S37716

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: November 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: November 27, 2013

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: November 27, 2013